SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               January 16, 2004
            ------------------------------------------------------
               Date of report (Date of earliest event reported)


                         STONE & WEBSTER, INCORPORATED
            ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-1228                   13-5416910
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)           File Number)           Identification No.)


         45 Milk Street, Boston, Massachusetts                  02109
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       (Address of principal executive offices)               (zip code)


                                (617) 778-7369
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             (Registrant's telephone number, including area code)


          -----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 3.

         As previously reported to the Securities and Exchange Commission, on June 2, 2000 Stone & Webster, Incorporated (the "Company") and certain of its direct and indirect subsidiaries and affiliates (the "Subsidiaries", and together with the Company, the "Debtors") each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. ss.ss. 101-1330 (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         On August 12, 2003, the Company and Stone & Webster Engineers and Constructors, Inc., a Subsidiary of the Company ("SWE&C"), and certain of their respective Debtor Subsidiaries, filed with the Bankruptcy Court: (i) the Third Amended Joint Plan of Reorganization (the "Final Plan"), supported and co-proposed by the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders which sets forth how claims against and interests in the Debtors will be treated and (ii) the related Disclosure Statement with respect to the Final (the "Final Disclosure Statement") which describes the Debtors' history, significant events occurring in the Debtors' chapter 11 cases and a summary and analysis of the Final Plan.

         On September 4, 2003, the Bankruptcy Court entered an order approving the Final Disclosure Statement. A copy of the Final Disclosure Statement was previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on September 10, 2003 and is incorporated herein by reference as Exhibit 99.1 hereto.

         The Final Disclosure Statement provided holders of claims or interests with information to make an informed judgment about the Final Plan. The Final Disclosure Statement sets forth, among other things, the terms of the Final Plan, proposed distributions that would be made to the Debtors' stakeholders under the Final Plan, certain effects of confirmation of the Final Plan, and various risk factors associated with the Final Plan and confirmation thereof. It also contains information regarding, among other matters, significant events that occurred during the Debtors' bankruptcy proceedings, the anticipated organization and operation of the Company as reorganized upon the effectiveness of the Final Plan, as well as the confirmation process and the voting procedures for holders of claims and/or interests.

         On January 16, 2004, the Court entering its Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. ss.1129 Confirming, Third Amended Joint Plan of Reorganization of the Debtors-in-Possession and the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders for the Debtors (the "Confirmation Order") confirming the Final Plan. The Final Plan became effective on January 27, 2004 (the "Effective Date") pursuant to its terms. A copy of the Final Plan, as confirmed, was previously filed as an exhibit to the Company's Current Report on Form 8-K filed with the SEC on September 10, 2003 and is incorporated herein by reference as Exhibit 99.2 hereto. A copy of the Confirmation Order is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

         The following description of certain material terms of the Final Plan is subject to, and qualified in its entirety by, reference to the detailed provisions of the Final Plan. As promptly as practicable after the Effective Date of the Final Plan and at certain times thereafter, the Debtors make distributions in respect of certain classes of claims as provided in the Final Plan. The Final Plan also provides for payment of certain expenses related to the Debtors' operation during the pendency of the Debtors' bankruptcy proceedings. [Capitalized terms used herein and not defined have the respective meanings ascribed to such terms in the Final Plan.]

         Under the Final Plan, on or about the Effective Date, the Company:

         o The estates of the Company and its Debtor Subsidiaries (the "SWINC Subsidiaries") were substantively consolidated to become the Consolidated SWINC Estate and (ii) the estates of SWE&C and its Debtor Subsidiaries (the "SWE&C Subsidiaries") were substantively consolidated to become the Consolidated SWE&C Estate. Distributions on account of claims against and interests in the Company and the SWINC Subsidiaries will depend only on the consolidated assets and liabilities of the Consolidated SWINC Estate. Similarly, distributions on account of claims against SWE&C and the SWE&C Subsidiaries will depend only on the consolidated assets and liabilities of the Consolidated SWE&C Estate.

         o The Company continued to exist and emerged from bankruptcy as Reorganized SWINC, Inc., a Delaware corporation ("Reorganized SWINC"), in accordance with the laws of the State of Delaware and pursuant to the certificate of incorporation and by-laws of the Company in effect prior to the Effective Date, as amended and restated pursuant to and in accordance with the Plan.

         o The SWE&C Liquidating Trust was created to resolve and pay claims against the Consolidated SWE&C Estate.

         o All of the issued and outstanding common stock, par value $1.00 per share, of the Company, as of the Effective Date was cancelled and retired and ceased to exist.

         o Reorganized SWINC created and issued three new series of securities: one share of Series A Participating Preferred Stock was issued to the Consolidated SWINC Estate to be held for the benefit of holders of allowed claims and interests in the Consolidated SWINC Estate in accordance with the terms of the Plan and the SWINC Plan Administrator Agreement; (ii) one share of Series B Participating Preferred Stock was issued to the SWE&C Liquidating Trustee to be held for the benefit of holders of allowed claims and interests in the Consolidated SWE&C Estate in accordance with the terms of the Plan and the SWE&C Liquidating Trust Agreement and (iii) and 100 shares of Common Stock, par value $.01 per share, were issued to the SWE&C Liquidating Trustee.

         o A trust was also created to resolve and pay certain asbestos-related tort claims.

         A statement of the assets and liabilities of the Debtors can be found in the Final Disclosure Statement.

Item 7(c).  Financial Statements and Exhibits.

(c) Exhibits:

         Number                     Description
         ------                     -----------

         99.1 Disclosure Statement with respect to the Third Amended Joint Plan of Reorganization of the Debtors in Possession, the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with Respect to (i) Stone & Webster, Incorporated and Certain of its Subsidiaries And Affiliates and (ii) Stone & Webster Engineers and Constructors, Inc. and Certain of its Subsidiaries and Affiliates (as confirmed on January 16, 2004, by the United States Bankruptcy Court for the District of Delaware, Case No. 00-2142 (PJW) (incorporated by reference to Exhibit 99.3 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2003).

         99.2 Third Amended Joint Plan of Reorganization of the Debtors in Possession, the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with Respect to (i) Stone & Webster, Incorporated and Certain of its Subsidiaries And Affiliates and (ii) Stone & Webster Engineers and Constructors, Inc. and Certain of its Subsidiaries and Affiliates (as confirmed on January 16, 2004 by the United States Bankruptcy Court for the District of Delaware, Case No. 00-2142 (PJW)) (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2003).

         99.3 Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. ss. 1129 Confirming, Third Amended Joint Plan of Reorganization of the Debtors-in-Possession and the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders for (i) Stone & Webster, Incorporated and Certain of its Subsidiaries and Affiliates and (ii) Stone & Webster Engineers & Constructors, Inc. and Certain of its Subsidiaries and Affiliates, dated January 16, 2004 (exhibits omitted).

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         STONE & WEBSTER, INCORPORATED


                                         By: /s/ James P. Carrol
                                             ________________________________
                                             James P. Carroll
                                             President and Chief Restructuring
                                             Officer

Date:    February 2, 2004

                               INDEX TO EXHIBITS

         Number                     Description
         ------                     -----------

         99.1 Disclosure Statement with respect to the Third Amended Joint Plan of Reorganization of the Debtors in Possession, the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with Respect to (i) Stone & Webster, Incorporated and Certain of its Subsidiaries And Affiliates and (ii) Stone & Webster Engineers and Constructors, Inc. and Certain of its Subsidiaries and Affiliates (as confirmed on January 16, 2004, by the United States Bankruptcy Court for the District of Delaware, Case No. 00-2142 (PJW) (incorporated by reference to Exhibit 99.3 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2003).

         99.2 Third Amended Joint Plan of Reorganization of the Debtors in Possession, the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders with Respect to (i) Stone & Webster, Incorporated and Certain of its Subsidiaries And Affiliates and (ii) Stone & Webster Engineers and Constructors, Inc. and Certain of its Subsidiaries and Affiliates (as confirmed on January 16, 2004 by the United States Bankruptcy Court for the District of Delaware, Case No. 00-2142 (PJW)) (incorporated by reference to Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 9, 2003).

         99.3 Findings of Fact and Conclusions of Law Relating to, and Order under 11 U.S.C. ss. 1129 Confirming, Third Amended Joint Plan of Reorganization of the Debtors-in-Possession and the Official Committee of Unsecured Creditors, Federal Insurance Company, Maine Yankee Atomic Power Company, and the Official Committee of Equity Security Holders for (i) Stone & Webster, Incorporated and Certain of its Subsidiaries and Affiliates and (ii) Stone & Webster Engineers & Constructors, Inc. and Certain of its Subsidiaries and Affiliates, dated January 16, 2004 (exhibits omitted).